UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2026

HORNBECK OFFSHORE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32936	95-3409686
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Northpark Boulevard Suite 300 Covington, Louisiana	70433
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (985) 727-2000

Helix Energy Solutions Group, Inc.

3505 West Sam Houston Parkway North

Suite 400

Houston, Texas 77043

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001	HOS[1]	New York Stock Exchange

[1]	Hornbeck Offshore Services, Inc.’s common stock is expected to commence trading under the ticker symbol “HOS” on September 2, 2026.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, on April 22, 2026, Helix Energy Solutions Group, Inc., a Minnesota corporation (“Helix”), entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), with Hornbeck Offshore Services, Inc., a Delaware corporation (“Legacy Hornbeck”), Odyssey Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of Helix (“Parent Sub”), and Hercules Sub LLC, a Delaware limited liability company and direct, wholly owned subsidiary of Helix (“LLC Sub”). On September 1, 2026, following approval by the shareholders of Helix at a special meeting held on August 31, 2026 (the “Special Meeting”) and pursuant to and in accordance with the terms of the Merger Agreement, (i) Helix converted from a Minnesota corporation to a Delaware corporation (the “Conversion” and, Helix following such Conversion, “Helix Delaware”); (ii) following the Conversion, Parent Sub merged with and into Legacy Hornbeck (the “First Company Merger” and the effective time of such merger, the “Effective Time”), with Legacy Hornbeck surviving the First Company Merger as a wholly owned subsidiary of Helix Delaware (Legacy Hornbeck, as the surviving corporation in the First Company Merger, the “Surviving Corporation”); and (iii) one minute after the Effective Time, the Surviving Corporation merged with and into LLC Sub (the “Second Company Merger” and, together with the First Company Merger, the “Mergers”), with LLC Sub surviving the Second Company Merger as a wholly owned subsidiary of Helix Delaware. Following the Mergers, Helix Delaware was renamed “Hornbeck Offshore Services, Inc.” (Helix Delaware, following the Mergers, the “Company” and, following the renaming, “Hornbeck”). It is expected that Hornbeck’s Common Stock (as defined below) will begin trading on the New York Stock Exchange under the new name and ticker symbol “HOS” on September 2, 2026.

At the Effective Time, (x) each issued and outstanding share of Helix common stock, without par value, converted into one share of common stock, par value $0.00001 per share, of Helix Delaware (“Common Stock”), and (y) each issued and outstanding share of Helix preferred stock, par value $0.01 per share, converted into one share of preferred stock, par value $0.00001 per share, of Helix Delaware. Further, upon the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time, each share of Legacy Hornbeck common stock, par value $0.00001 per share, issued and outstanding immediately prior to the Effective Time (other than Excluded Shares and Dissenting Shares (each as defined in the Merger Agreement)) was automatically converted into the right to receive 10.27167 validly issued, fully paid and nonassessable shares of Common Stock, plus the cash value of any fractional shares that is payable pursuant to the Merger Agreement.

Additionally, at the Effective Time, (i) each outstanding Legacy Hornbeck warrant issued pursuant to that certain Creditor Warrant Agreement, dated as of September 4, 2020, as amended (the “Legacy Creditor Warrants”), was converted into the right to receive, in accordance with the Merger Agreement, a number of shares of Common Stock equal to the number of such holder’s Legacy Creditor Warrants multiplied by 7.556, plus the cash value of any fractional share that is payable pursuant to the Merger Agreement, (ii) each Legacy Hornbeck performance restricted stock unit award and restricted stock unit award that was outstanding as of immediately prior to the Effective Time was canceled and the holder thereof became entitled to receive, in accordance with the Merger Agreement, a number of shares of Common Stock, (iii) each Helix restricted stock award that was outstanding immediately prior to the Effective Time fully vested as a share of Common Stock, (iv) each Helix performance share unit award and Helix restricted stock unit award that was outstanding as of immediately prior to the Effective Time was canceled and the holder thereof became entitled to receive, in accordance with the Merger Agreement, a cash settlement, (v) each Legacy Hornbeck stock option that was outstanding as of immediately prior to the Effective Time is fully vested, assumed by the Company and converted into, in accordance with the Merger Agreement, a number of options in respect of Common Stock and (vi) each outstanding Legacy Hornbeck warrant issued pursuant to the Jones Act Warrant Agreement, dated as of September 4, 2020, as amended, restated or supplemented (the “Original Jones Act Warrant Agreement”), was assumed by the Company on a one-for-one basis, and subject to the applicable Jones Act (as defined below) restrictions in the Certificate of Incorporation (as defined below), became exercisable into a number of shares of Common Stock pursuant to the Amended and Restated Jones Act Warrant Agreement (as defined below).

The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached as Exhibit 2.1 hereto and incorporated herein by reference.

The issuance of shares of Common Stock pursuant to the terms of the Merger Agreement, other than shares of Common Stock issued to the Consenting Stockholders (as defined below), and other shares of Common Stock reserved for issuance in connection with the Mergers, were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Helix’s registration statement on Form S-4, as amended (File No. 333-296508), which was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on July 31, 2026. The proxy statement/prospectus (the “Proxy Statement/Prospectus”) included in the registration statement, as amended and supplemented, contains additional information about the Mergers.

Item 1.01.	Entry into a Material Definitive Agreement.

Amended and Restated Jones Act Warrant Agreement

In connection with the Mergers, on September 1, 2026, the Company entered into the Amended and Restated Jones Act Warrant Agreement by and among the Company, LLC Sub (as successor by merger to Legacy Hornbeck) and Equiniti Trust Company, LLC (“EQ”), as warrant agent (the “Amended and Restated Jones Act Warrant Agreement”), which amended and restated in its entirety the Original Jones Act Warrant Agreement, related to compliance with United States citizenship and cabotage laws commonly referred to as the “Jones Act,” which are principally contained in 46 U.S.C. §§ 50501(a), (b) and (d) and 46 U.S.C. Chapters 121 and 551.

The Amended and Restated Jones Act Warrant Agreement provides that each Legacy Hornbeck warrant issued pursuant to the Original Jones Act Warrant Agreement that was outstanding as of immediately prior to the Effective Time was assumed by the Company (each, a “Jones Act Warrant”) and, subject to the applicable Jones Act restrictions in the Certificate of Incorporation, became exercisable for 10.27167 shares of Common Stock.

The foregoing description of the Amended and Restated Jones Act Warrant Agreement and the Jones Act Warrants is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Jones Act Warrant Agreement, which is filed as Exhibit 4.1 hereto and incorporated by reference into this Item 1.01.

Amended and Restated Jones Act Anti-Dilution Warrant Agreement

On September 1, 2026, in connection with the Mergers and the entry into the Amended and Restated Jones Act Warrant Agreement, the Company entered into the Amended and Restated Jones Act Anti-Dilution Warrant Agreement by and among the Company, LLC Sub (as successor by merger to Legacy Hornbeck) and EQ, as warrant agent (the “Amended and Restated Jones Act Anti-Dilution Warrant Agreement”), which amended and restated in its entirety that certain Jones Act Anti-Dilution Warrant Agreement, dated as of September 4, 2020.

The Amended and Restated Jones Act Anti-Dilution Warrant Agreement provides for the issuance by the Company, from time to time, of anti-dilution warrants exercisable for non-interest-bearing demand notes issuable by the Company (the “Anti-Dilution Warrants”). The Anti-Dilution Warrants are issuable to holders of Jones Act Warrants in the event that cash dividends are paid on the Common Stock, in order to preserve the economic value of the Jones Act Warrants.

The foregoing description of the Amended and Restated Jones Act Anti-Dilution Warrant Agreement and the Anti-Dilution Warrants is not complete and is qualified in its entirety by reference to the full text of the Amended and Restated Jones Act Anti-Dilution Warrant Agreement, which is filed as Exhibit 4.2 hereto and incorporated by reference into this Item 1.01.

Second Amendment to First Lien Revolving Credit Agreement

On August 28, 2026, Legacy Hornbeck entered into that certain Second Amendment (“First Lien Amendment”) to the Credit Agreement, dated as of August 13, 2024, as amended by that certain First Amendment to Credit Agreement, dated as of December 27, 2024, by and among Legacy Hornbeck, as borrower, DNB Bank ASA, New York Branch, as administrative agent, Wilmington Trust, National Association, as collateral agent and collateral trustee, and the lenders party thereto (as amended by the First Lien Amendment, the “First Lien Credit Agreement”). The First Lien Amendment amends the First Lien Credit Agreement to permit the occurrence of the Merger, subject to customary conditions, including no default or event of default and satisfaction of certain financial covenants.

First Amendment to Second Lien Term Loan Credit Facility

On August 28, 2026, Legacy Hornbeck entered into that certain First Amendment (“Second Lien Amendment”) to the Second Lien Term Loan Credit Agreement, dated as of December 27, 2024, by and among Legacy Hornbeck, as borrower, Stonebriar Commercial Finance, LLC, as administrative Agent, Wilmington Trust, National Association, as collateral trustee, and the lenders party thereto (the “Second Lien Credit Agreement”). The Second Lien Amendment amends the Second Lien Credit Agreement to permit the occurrence of the Merger, subject to customary conditions, including no default or event of default.

First Incremental Facility Amendment to First Lien Revolving Credit Facility

Legacy Hornbeck (as succeeded by LLC Sub) and certain of its subsidiaries entered into that certain First Incremental Facility Amendment (the “First Incremental Facility Amendment”), dated as of August 28, 2026 and effective as of September 1, 2026, to the First Lien Credit Agreement. The First Incremental Facility Amendment increases the total revolving commitments to $125 million from $75 million and increases the uncommitted incremental facility capacity to $175 million upon satisfaction of certain customary conditions.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Termination of Helix ABL Credit Facility

At the Effective Time, Helix terminated its existing $120 million asset-based credit agreement, dated as of September 30, 2021 (as amended, the “Helix ABL Facility”), with Bank of America, N.A., as agent, and the financial institutions party thereto as lenders. In connection with the termination, the liens and guarantees securing the Helix ABL Facility were released. There were no outstanding borrowings under the Helix ABL Facility.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth or incorporated by reference in the Introductory Note of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above under the caption “First Incremental Facility Amendment to First Lien Revolving Credit Facility” is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

Certain stockholders of Legacy Hornbeck (the “Consenting Stockholders”) delivered a written consent adopting the Merger Agreement and approving the transactions contemplated thereby. Pursuant to the Merger Agreement, the Consenting Stockholders were issued an aggregate of 37,818,435 shares of Common Stock (the “Consenting Stockholder Shares”). Additionally, an aggregate of 8,617,903 Jones Act Warrants held by the Consenting Stockholders were assumed by the Company pursuant to the Amended and Restated Jones Act Warrant Agreement (the “Consenting Stockholder Jones Act Warrants” and, such shares of Common Stock underlying the Consenting Stockholder Jones Act Warrants, the “Jones Act Warrant Shares”). The issuance of the Consenting Stockholder Shares was exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof. The Consenting Stockholder Shares and the Jones Act Warrant Shares have not been registered under the Securities Act or any state securities laws, and the Consenting Stockholder Shares and the Jones Act Warrant Shares (when issued) may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, in Item 1.01 under the captions “Amended and Restated Jones Act Warrant Agreement” and “Amended and Restated Jones Act Anti-Dilution Warrant Agreement,” and in Item 5.03 of this Current Report is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth under the Introductory Note and Item 5.02 of this Current Report is incorporated by reference into this Item 5.01.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignations

On August 31, 2026, Messrs. Owen Kratz and T. Mitch Little and Mses. Diana Glassman, Paula Harris and Amy H. Nelson submitted their resignations from the board of directors of Helix Delaware (the “Helix Board”), effective as of the Effective Time and, as of the Effective Time, ceased to be directors of Helix (collectively, the “Resignations”).

Appointment of New Directors

Effective as of immediately following the Resignations, in accordance with the Certificate of Incorporation and the director selection process provided for in the Merger Agreement, the board of directors of Hornbeck (the “Board”) consisted of Messrs. William L. Transier, Benjamin M. Fink, John V. Lovoi, Aaron M. Rosen, Bobby Jindal, Kevin O. Meyers and Todd M. Hornbeck. Messrs. Transier and Lovoi were members of the Helix Board prior to the Effective Time and Messrs. Rosen, Jindal and Hornbeck (each, a “New Director”) were members of the board of directors of Legacy Hornbeck (the “Legacy Hornbeck Board”) prior to the Effective Time. Further, pursuant to that certain Securityholders Agreement, dated as of April 22, 2026, by and among Helix and each of the securityholders party thereto (the “Securityholders Agreement”), Messrs. Rosen and Meyers were designated to be directors of the Board by the Ares Investor (as defined in the Securityholders Agreement) and Mr. Jindal was designated to be a director of the Board by the Whitebox Investor (as defined in the Securityholders Agreement). The foregoing description of the Securityholders Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securityholders Agreement, which is filed as Exhibit 4.3 hereto.

The biographies of each of the New Directors were previously reported in the Proxy Statement/Prospectus under the section titled “Management Following the Mergers” and are incorporated herein by reference.

In addition, as of the Effective Time, in accordance with the process provided for in the Merger Agreement, Mr. Transier was appointed as Chairman of the Board. Director appointees will serve until the earlier of (i) the 2027 annual meeting for Messrs. Hornbeck and Meyers, the 2028 annual meeting for Messrs. Transier and Rosen, and the 2029 annual meeting for Messrs. Jindal, Fink and Lovoi or (ii) such director’s resignation or removal.

None of the New Directors is related to any officer or director of the Company. With respect to each of the New Directors, there are no arrangements or understandings between such director and any other persons pursuant to which he or she will serve as a director, other than the Merger Agreement and, with respect to Messrs. Rosen, Meyers and Jindal, the Securityholders Agreement.

Committee Appointments

At the Effective Time, the Audit Committee, the Nomination and Governance Committee (to be renamed the Nominating, Corporate Governance and Business Sustainability Committee) and the Compensation Committee of the Board were formed and constituted as described below:

Audit Committee	Nominating, Corporate Governance and Business Sustainability Committee	Compensation Committee

Benjamin M. Fink (Chair) Kevin O. Meyers William L. Transier	John V. Lovoi (Chair) Bobby Jindal Kevin O. Meyers	Bobby Jindal (Chair) John V. Lovoi Benjamin M. Fink

Officer Departures and Appointments

As of the Effective Time, Mr. Kratz no longer serves as the President and Chief Executive Officer, Mr. Erik Staffeldt no longer serves as Executive Vice President and Chief Financial Officer and Mr. Ken Neikirk no longer serves as Executive Vice President, General Counsel and Corporate Secretary, and their employment was terminated. Each executive will receive the change in control severance payments to which he is entitled under his employment agreement with Helix, subject to his execution and non-revocation of a release of claims.

The compensation committee of the Helix Board approved a special bonus of $300,000 for each of Mr. Staffeldt and Mr. Neikirk, payable upon the completion of the Mergers, in recognition of their extraordinary efforts toward a successful completion of the Mergers and related transactions.

In addition, as of the Effective Time, in accordance with the officer selection process set forth in the Merger Agreement, the Board appointed the following executive officers of the Company:

•	Todd M. Hornbeck, as President and Chief Executive Officer

•	R. Potter Adams, as Executive Vice President and Chief Financial Officer

•	Brian M. Cook, as Executive Vice President and Chief Accounting Officer

•	Samuel A. Giberga, as Executive Vice President, General Counsel and Corporate Secretary

•	Scotty A. Sparks, as Executive Vice President and Chief Operating Officer, Subsea Services and Well Intervention

•	Ben D. Todd, as Executive Vice President and Chief Operating Officer, Marine Transportation and Specialty

Further, as of the Effective Time, Mr. Hornbeck was appointed principal executive officer, Mr. Adams as principal financial officer and Mr. Cook as principal accounting officer. There are no family relationships among any of the Company’s newly appointed principal officers. None of the Company’s newly appointed principal officers has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The biographies of each of Messrs. Hornbeck, Adams, Giberga, Sparks and Todd were previously reported in the Proxy Statement/Prospectus under the section titled “Management Following the Mergers” and are incorporated herein by reference.

Brian M. Cook. Mr. Cook, age 48, joined Legacy Hornbeck in 2005 and has served as Executive Vice President and Chief Accounting Officer since September 2026. Since joining Legacy Hornbeck in December 2005, Mr. Cook has held accounting, finance and supply chain leadership roles of increasing responsibility and most recently served as Senior Vice President and Chief Accounting Officer from March 2020 until September 2026. Prior to joining Legacy Hornbeck, Mr. Cook worked in the assurance practice of Ernst & Young LLP from June 2002 to December 2005, ultimately serving as Audit Manager, and in staff-level positions in the audit and assurance practice of Arthur Andersen LLP from December 2000 to June 2002. Mr. Cook is an active certified public accountant and a Chartered Global Management Accountant in Louisiana and is a member of the American Institute of Certified Public Accountants and the Society of Louisiana Certified Public Accountants. Mr. Cook received a Bachelor of Science degree in Accounting from Louisiana State University.

Consulting Agreement with Owen Kratz

On August 31, 2026, Helix entered into a consulting agreement with Mr. Kratz (the “Consulting Agreement”), effective as of the Effective Time, pursuant to which he will provide consulting services to the Company, for up to 30 hours per month, as are reasonably requested by the Chief Executive Officer of the Company, including, without limitation, services relating to transition and integration, strategic and operational initiatives and customer relations. The Consulting Agreement will terminate on the one-year anniversary of the Effective Time, unless earlier terminated by Mr. Kratz or by the Company, if Mr. Kratz materially breaches the agreement or commits other specified cause events.

In consideration of the services to be provided under the Consulting Agreement, the Company will pay Mr. Kratz a fee at the annualized rate of $800,000, payable in equal monthly installments in arrears. Pursuant to the Consulting Agreement, Mr. Kratz has agreed to confidentiality and non-disparagement obligations in favor of Helix.

The foregoing description of the Consulting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, which is filed as Exhibit 10.2 hereto and incorporated by reference into this Item 5.02.

Entry into Indemnification Agreements

On September 1, 2026, the Company entered into indemnification agreements with each of its directors and executive officers (the “Indemnification Agreements”). The Indemnification Agreements, among other things, require the Company to indemnify these individuals to the fullest extent permitted by Delaware law, including for certain expenses (including attorneys’ fees) actually and reasonably incurred by such person.

The foregoing description of the Indemnification Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Indemnification Agreement, which is filed as Exhibit 10.3 hereto and incorporated by reference into this Item 5.02.

2026 Annual Bonus Determination

On August 31, 2026, the Compensation Committee of the Helix Board approved an annual bonus for Mr. Sparks under the Helix 2026 short-term incentive program equal to 150% of his target bonus opportunity, subject to his continued employment with the Company through the regular payment date in 2027 (except as may otherwise be provided in an applicable plan or agreement). The Compensation Committee determined that because the performance metrics under the program that were approved by the Compensation Committee in March 2026 will no longer be applicable following the Effective Time, the amount of the annual bonus earned by Mr. Sparks will be based on achievement of the key performance indicators for the first half of 2026 (which were deemed earned at 120% of target) and a discretionary merit adjustment equal to 30% of the target bonus.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Delaware Conversion, Certificate of Incorporation and Bylaws

As previously reported on Helix’s Current Report on Form 8-K filed August 31, 2026 (the “Special Meeting Current Report”), at the Special Meeting, Helix shareholders approved a plan of conversion (the “Plan of Conversion”) providing for, among other things, the conversion of Helix from a Minnesota corporation to a Delaware corporation, the filing of the Company’s Certificate of Incorporation (as amended, the “Certificate of Incorporation”) and adoption of the Company’s bylaws (as amended and restated, the “Bylaws”).

Additionally, at the Special Meeting, Helix shareholders voted on proposals to approve various provisions of the Certificate of Incorporation, which included the Authorized Share Increase Proposal, the Jones Act Provisions Proposal, the D&O Citizenship Matters Proposal, the Exclusive Forum Proposal, the Officer Exculpation Proposal, the Removal of Supermajority Approval Requirement Proposal and the Corporate Opportunities Proposal, each as described in the Proxy Statement/Prospectus (the “Charter Proposals”). As previously reported in the Special Meeting Current Report, the shareholders approved each of the Authorized Share Increase Proposal, the Jones Act Provisions Proposal, the D&O Citizenship Matters Proposal, the Exclusive Forum Proposal, the Officer Exculpation Proposal and the Removal of Supermajority Approval Requirement Proposal, and voted against the Corporate Opportunities Proposal.

On August 31, 2026, Helix filed articles of conversion with the Secretary of State of the State of Minnesota and filed a certificate of conversion with the Secretary of State of the State of Delaware, changing its jurisdiction of incorporation from Minnesota to Delaware effective as of September 1, 2026. Pursuant to the Plan of Conversion, the Certificate of Incorporation (including only the provisions approved by the Helix shareholders at the Special Meeting) became effective and the Bylaws were adopted as of September 1, 2026, prior to the consummation of the Mergers.

The material differences between the corporation laws of Minnesota and Delaware, the material terms of the Certificate of Incorporation and the Bylaws and the general effect of the Conversion upon the rights of holders of the Company’s capital stock were previously reported under the section titled “The Plan of Conversion Proposal” beginning on page 79 of the Proxy Statement/Prospectus and the section titled “Comparison of Stockholders’ Rights” beginning on page 255 of the Proxy Statement/Prospectus, which information is incorporated herein by reference. Further, the material terms of each of the Charter Proposals and the general effect upon the rights of holders of the Company’s capital stock of each Charter Proposal were previously reported under the following sections of the Proxy Statement/Prospectus, which information is incorporated herein by reference: the Authorized Share Increase Proposal (beginning on page 76 of the Proxy Statement/Prospectus), the Jones Act Provisions Proposal (beginning on page 87 of the Proxy Statement/Prospectus), the D&O Citizenship Matters Proposal (beginning on page 90 of the Proxy Statement/Prospectus), the Exclusive Forum Proposal (beginning on page 92 of the Proxy Statement/Prospectus), the Officer Exculpation Proposal (beginning on page 94 of the Proxy Statement/Prospectus), the Removal of Supermajority Approval Requirement Proposal (beginning on page 96 of the Proxy Statement/Prospectus) and the Corporate Opportunities Proposal (beginning on page 98 of the Proxy Statement/Prospectus).

Name Change Amendments

On September 1, 2026, immediately following the consummation of the Mergers, the Company filed an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in order to change the Company’s name to “Hornbeck Offshore Services, Inc.” (the “Name Change Amendment”). The filing of the Name Change Amendment was authorized and adopted by the Helix Board following the Conversion and ratified by the Board. The Name Change Amendment became effective upon filing.

On September 1, 2026, the Board amended and restated the Bylaws solely to reflect the change of the Company’s name to “Hornbeck Offshore Services, Inc.”

The foregoing descriptions of the Certificate of Incorporation, the Name Change Amendment and the Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Incorporation, the Name Change Amendment and the Bylaws, which are attached hereto as Exhibits 3.1, 3.2 and 3.3, respectively, and incorporated by reference into this Item 5.03.

Item 7.01.	Regulation FD Disclosure.

On September 1, 2026, the Company issued a press release announcing the closing of the Mergers, a copy of which is furnished herewith as Exhibit 99.3 and is incorporated herein by reference.

The information contained in Item 7.01 of this Current Report, including Exhibit 99.3, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other filings under the Securities Act or the Exchange Act, except as shall be set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated balance sheets of Legacy Hornbeck as of December 31, 2025 and 2024, the related audited consolidated statements of operations, statements of comprehensive income, statements of changes in stockholders’ equity, and statements of cash flows for each of the years ended December 31, 2025, 2024 and 2023, and the notes related thereto, are filed as Exhibit 99.1 and are incorporated by reference into this Item 9.01(a).

The unaudited consolidated balance sheets of Legacy Hornbeck as of June 30, 2026 and December 31, 2025, the related unaudited consolidated statements of operations, statements of comprehensive income, statements of changes in stockholders’ equity, and statements of cash flows for the three and six months ended June 30, 2026 and 2025, and the notes related thereto, are filed as Exhibit 99.2 and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information.

The Company intends to file the pro forma financial information required to be filed pursuant to Item 9.01(b) of Form 8-K by amendment to this Current Report not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of April 22, 2026, by and among Helix Energy Solutions Group, Inc., Hornbeck Offshore Services, Inc., Odyssey Sub, Inc. and Hercules Sub LLC (incorporated by reference to Exhibit 2.1 to Helix’s Current Report on Form 8-K filed on April 24, 2026).

3.1	Certificate of Incorporation of Helix Energy Solutions Group, Inc.

3.2	Certificate of Amendment to Certificate of Incorporation of Hornbeck Offshore Services, Inc. (f/k/a Helix Energy Solutions Group, Inc.).

3.3	Amended and Restated Bylaws of Hornbeck Offshore Services, Inc.

4.1	Amended and Restated Jones Act Warrant Agreement, by and among Hercules Sub LLC (as successor by merger to Hornbeck Offshore Services, Inc.), Hornbeck Offshore Services, Inc. (f/k/a Helix Energy Solutions Group, Inc.) and Equiniti Trust Company, LLC, dated as of September 1, 2026.

4.2	Amended and Restated Jones Act Anti-Dilution Warrant Agreement, by and among Hercules Sub LLC (as successor by merger to Hornbeck Offshore Services, Inc.), Hornbeck Offshore Services, Inc. (f/k/a Helix Energy Solutions Group, Inc.) and Equiniti Trust Company, LLC, dated as of September 1, 2026.

4.3	Securityholders Agreement, dated as of April 22, 2026, by and among Helix Energy Solutions Group, Inc. and each Securityholder Party thereto (incorporated by reference to Exhibit 4.2 to Helix’s Current Report on Form 8-K filed on April 24, 2026).

10.1	First Incremental Facility Amendment, by and among Hornbeck Offshore Services, Inc., the guarantors party thereto, the financial institutions as lenders thereto and DNB Bank ASA, New York Branch, as administrative agent.

10.2	Consulting Agreement between Helix Energy Solutions Group, Inc. and Owen Kratz, dated as of August 31, 2026.

10.3	Form of Indemnification Agreement.

23.1	Consent of Ernst & Young LLP.

99.1	Audited financial statements of Hornbeck Offshore Services, Inc. as of December 31, 2025 and 2024 and for each of the years ended December 31, 2025, 2024 and 2023.

99.2	Unaudited interim financial statements of Hornbeck Offshore Services, Inc. as of June 30, 2026 and for the three and six months ended June 30, 2026 and 2025.

99.3	Press release.

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2026

Hornbeck Offshore Services, Inc.

By:	/s/ Todd M. Hornbeck
Name:	Todd M. Hornbeck
Title:	President and Chief Executive Officer